                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported): September 28, 2001
                                                      ------------------


                                SUNSOURCE INC.
                           -----------------------
               (Exact Name of Registrant Specified in Charter)



      Delaware                  1-13293             23-2874736
    --------------         ---------------       -----------------
   (State or Other         (Commission File      (I.R.S. Employer
   Jurisdiction of              Number)         Identification No.)
   Incorporation)


           3000 One Logan Square
        Philadelphia, Pennsylvania                         19103
--------------------------------------------        ----------------
  (Address of Principal Executive Offices)               (Zip Code)




      Registrant's telephone number, including area code: (215) 282-1290
                                                          --------------



                 -------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



(b)  PRO FORMA FINANCIAL INFORMATION



                       SUNSOURCE INC. AND SUBSIDIARIES

                       PRO FORMA FINANCIAL INFORMATION



                                 INTRODUCTION


The accompanying Pro Forma Financial Information is being filed by amendment to the SunSource Inc. initial report on Form 8-K, Report of Disposition of Assets filed on October 15, 2001.

This Form 8-K incorporates the sale of SunSource Technology Services, LLC and related transactions as follows:

On September 26, 2001, SunSource Inc. ("SunSource" or the "Company") was acquired by Allied Capital Corporation ("Allied Capital") pursuant to the terms and conditions of an Agreement and Plan of Merger dated as of June 18, 2001, by and among Allied Capital, Allied Capital Lock Acquisition Corporation and SunSource (the "Merger Transaction"). Certain members of management and other stockholders continued as stockholders of the Company after the merger. The total transaction value was $74.0 million or $10.375 per SunSource common share, consisting of the cash purchase price paid for the outstanding common stock of the Company aggregating approximately $71.5 million and management and other stockholder's common shares valued at approximately $2.5 million. The Company survived the merger as an independently managed, privately held portfolio company of Allied Capital.

As contemplated with the Merger Transaction, on September 28, 2001, the Company completed the sale of substantially all of the assets of its SunSource Technology Services business (the "STS Business") to STS Operating, Inc., an entity formed by certain officers and managers of the STS Business, Allied Capital and Easton Hunt Capital Partners, L.P. for the purpose of acquiring the STS Business. STS Operating, Inc. purchased the assets of the STS Business from SunSource Technology Services, LLC, an indirect wholly-owned subsidiary of SunSource, pursuant to an Asset Purchase Agreement, dated September 28, 2001, by and between SunSource Technology Services, LLC and STS Operating, Inc. The purchase price aggregated approximately $25 million in cash and preferred stock, subject to post-closing adjustments, plus the assumption of certain liabilities.

As contemplated with the Merger Transaction and the sale of the STS Business, on September 28, 2001, the Company, through its Hillman Group subsidiary, refinanced its $115 million bank revolving credit and $21.5 million term loan with $105 million in senior secured credit facilities. The Company also issued $10 million of unsecured subordinated notes to Allied Capital which was used in part to repay an unsecured subordinated note held by Allied Capital in the amount of $8.8 million. In addition, the Company amended certain terms and conditions of its outstanding $30 million unsecured subordinated notes due Allied Capital. The events noted herein are referred to collectively as the "Refinancing".

GENERAL

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000, assume that all of the transactions noted above (collectively, the "Transactions") were consummated on January 1, 2000.

Presentation of a Pro Forma Consolidated Balance Sheet is not required as of September 30, 2001, since the effects of the above Transactions have been properly reflected in the Consolidated Balance Sheet included with the Company's Report filed on Form 10-Q for the quarter ended September 30, 2001.

The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the results of operations would have been had the Transactions occurred on those dates, nor are they necessarily indicative of the future results of operations of the Company. Management believes the pro forma adjustments reflected in the accompanying Pro forma Consolidated Statements of Operations give effect to all material changes arising from the Transactions. The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The pro forma adjustments are preliminary and subject to certain post-closing adjustments related to the Transactions and changes in estimated fair values of the purchased assets. The Company does not expect that the final adjustments will materially differ from the preliminary adjustments.

The Pro Forma Consolidated Statements of Operations for both periods exclude the effects of discontinued operations of the Company.

The Pro Forma Consolidated Statements of Operations should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2000; Form 10-Q for the quarter ended September 30, 2001; the Proxy Statement dated August 28, 2001 related to the Merger Transaction; Form 8-K, Report of Unscheduled Material Events, filed on June 21, 2001; and Form 8-K, Report of Change in Control of Registrant filed on October 10, 2001.

                       SUNSOURCE INC. AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                            (DOLLARS IN THOUSANDS)


                                                                      Divestments        Pro Forma
                                                    Historical            (a)           Adjustments              Pro Forma
                                                  ----------------  ----------------  ----------------        -----------------
Net sales                                         $       341,307   $      (152,561)  $             -         $        188,746
Cost of sales                                             197,743          (115,538)                -                   82,205
                                                  ----------------  ----------------  ----------------        -----------------
   Gross profit                                           143,564           (37,023)                -                  106,541
                                                  ----------------  ----------------  ----------------        -----------------

Operating expenses:
  Selling, general and administrative expenses            113,443           (38,143)                -                   75,300
  Depreciation                                              9,593            (1,616)                -                    7,977
  Amortization                                              2,895              (429)            2,098   (b)              4,564
                                                  ----------------  ----------------  ----------------        -----------------
   Total operating expenses                               125,931           (40,188)            2,098                   87,841
                                                  ----------------  ----------------  ----------------        -----------------

Other income (expense)                                       (398)               85                 -                     (313)
                                                  ----------------  ----------------  ----------------        -----------------

   Income from operations                                  17,235             3,250            (2,098)                  18,387

Interest expense, net                                       9,222               (80)              (98)  (c)              9,044
Distributions on guaranteed preferred
 beneficial interests                                       9,174                 -                 -                    9,174
Equity in earnings of affiliate                             1,063                 -              (348)  (d)                715
                                                  ----------------  ----------------  ----------------        -----------------
   Income (loss) from continuing operations
     before provision (benefit) for income taxes              (98)            3,330            (2,347)                     885

Provision (benefit) for income taxes                        1,229              (185)              878   (e)              1,922
                                                  ----------------  ----------------  ----------------        -----------------

   Income (loss) from continuing operations       $        (1,327)  $         3,515   $        (3,225)        $         (1,037)
                                                  ----------------  ----------------  ----------------        -----------------


          SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                       SUNSOURCE INC. AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE YEAR ENDED DECEMBER 31, 2000
                            (DOLLARS IN THOUSANDS)


                                                                   Divestments     Pro Forma
                                                    Historical         (f)        Adjustments         Pro Forma
                                                   -------------  -------------  -------------       ------------
Net sales                                          $    459,826   $   (224,538)  $          -        $   235,288
Cost of sales                                           272,682       (171,805)             -            100,877
                                                   -------------  -------------  -------------       ------------
   Gross profit                                         187,144        (52,733)             -            134,411
                                                   -------------  -------------  -------------       ------------

Operating expenses:
  Selling, general and administrative expenses          166,057        (58,388)             -            107,669
  Depreciation                                            9,455         (2,070)             -              7,385
  Amortization                                            3,369           (561)         2,965   (g)        5,773
                                                   -------------  -------------  -------------       ------------

   Total operating expenses                             178,881        (61,019)         2,965            120,827
                                                   -------------  -------------  -------------       ------------

Loss on curtailment/termination of
  defined pension plan                                   (5,204)             -              -             (5,204)
Contribution to defined contribution plan                   925              -              -                925
Other income                                                181            997              -              1,178
                                                   -------------  ------------  -------------       ------------

   Income from operations                                 4,165          9,283         (2,965)            10,483

Interest expense, net                                    11,286           (155)           606   (h)       11,737
Distributions on guaranteed preferred
 beneficial interests                                    12,232              -              -             12,232
Gain on contribution of subsidiaries                     49,115              -              -             49,115
Equity in earnings of affiliate                           2,438              -           (321)  (i)        2,117
                                                   -------------  -------------  -------------       ------------
   Income (loss) from continuing operations
     before provision for income taxes                   32,200          9,438         (3,892)            37,746

Provision for income taxes                                4,910            216          3,111   (j)        8,237
                                                   -------------  -------------  -------------       ------------

   Income (loss) from continuing operations        $     27,290   $      9,222   $     (7,003)       $    29,509
                                                   -------------  -------------  -------------       ------------


          SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

            NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                 (UNAUDITED)



1.      BASIS OF PRESENTATION

        The accompanying Pro Forma Consolidated Statements of Operations are unaudited and assume that the Transactions described above were consummated on January 1, 2000.

         A Pro Forma Consolidated Balance Sheet is not presented since the effects of the above Transactions have been properly reflected in the Consolidated Balance Sheet included with the Company's Report filed on Form 10-Q for the quarter ended September 30, 2001.

        Results from discontinued operations have been excluded from the accompanying Pro Forma Consolidated Statement of Operations.



2. PRO FORMA ADJUSTMENTS TO CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001:


        (a) Adjustment to exclude the results of operations of SunSource Technology Services, LLC for the nine months ended September 30, 2001.

        (b) Adjustment to reflect amortization of goodwill arising from application of Accounting Principles Board #16, Accounting for Business Combinations ("APB #16") and push-down accounting to the Merger Transaction.

        (c) Adjustment to reflect the net decrease in interest expense resulting from the Transactions based on current effective interest rates.

        (d) To adjust equity in earnings in the Company's investment in GC-Sun Holdings for the nine months ended September 30, 2001 as a result of the application APB #16 and push-down accounting to the Merger Transaction.

        (e) Adjustment to reflect additional consolidated net tax expense as a result of pro forma adjustments (a) through (d).

        PRO FORMA ADJUSTMENTS TO CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000:


        (f) Adjustment to exclude the results of operations of SunSource Technology Services, LLC for the year ended December 31, 2000.

        (g) Adjustment to reflect amortization of goodwill arising from application of APB #16 and push-down accounting to the Merger Transaction.

        (h) Adjustment to reflect net decrease in interest expense resulting from the Transactions based on current effective interest rates.

        (i) To adjust equity in earnings in the Company's investment in GC-Sun Holdings for the year ended December 31, 2001, arising from application of APB #16 and push-down accounting to the Merger Transaction.

        (j) Adjustment to reflect additional consolidated net tax expense as a result of pro forma adjustments (f) through (i).

                                  SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SUNSOURCE INC.


                                              By   /s/ Joseph M. Corvino
                                                 -------------------------------
                                                 Joseph M. Corvino
                                                 Senior Vice President and Chief
                                                 Financial Officer



Dated: December 14, 2001